Exhibit 10.57

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THIRD AMENDMENT TO DISTRIBUTION AGREEMENT

This Third Amendment to the Distribution Agreement ("Third Amendment") is between Vericel
Corporation ("Vericel") and Orsini Pharmaceutical Services, Inc. (“Orsini"). This Third Amendment is effective as of November 14, 2017 ("Effective Date").

Whereas, Vericel and Orsini are parties to a Distribution Agreement dated May 15, 2017 (the "Distribution Agreement"), under which Vericel appointed Orsini as a specialty pharmacy distributor for Carticel® and MACI®;

Whereas, the Parties entered into the First Amendment to the Distribution Agreement effective August 10, 2017;

Whereas, the Parties entered into the Second Amendment to the Distribution Agreement effective October 13, 2017;

Whereas, the Parties desire to modify and restate the payment terms of the Distribution Agreement;

Whereas, the Parties now wish to update the Distribution Agreement to reflect these changes;

Therefore, the Parties agree to amend the Distribution Agreement as follows:

1.	Exhibit A. The Parties agree that Exhibit A to the Agreement - Payment Terms and Pricing shall be deleted and replaced with the attached revised and restated Exhibit A.

2.	No Other Changes. Except as provided in this Amendment, the terms and conditions of the Distribution Agreement will continue in full force.

IN WITNESS WHEREOF, the parties executed this First Amendment as of its Effective Date.

Vericel Corporation By: /s/ Daniel Orlando Name: Daniel Orlando Title: Chief Operating Officer Date: 11.14.2017	Orsini Pharmaceutical Services, Inc. By: /s/ Michael Fieri Name: Michael Fieri Title: President and CEO Date: 11.14.2017

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A -- PAYMENT TERMS AND PRICING

Payment Terms.

For all Product invoiced by Vericel, Orsini shall pay Vericel in full, including the payment of applicable Taxes, [***] (“Purchase Price”). Full payment is due from Orsini [***] days from the invoice. If Orsini makes full payment within [***] days from the date of invoice from Vericel, Orsini shall be entitled to a [***] reduction of the invoiced amount.

Notwithstanding the foregoing, for all invoices dated between August 20, 2017 and September 30, 2017, the Parties agree that the payment from Orsini is due to Vericel [***] days from the invoice date.

PRODUCTS AND PRICES

Product	NDC Number	List Price*
MACI	69866-1030-01	[***]
MACI	69866-1030-02	[***]

* The List Price is subject to revision, from time to time, by Vericel in its sole discretion; provided, however, Vericel must provide Orsini with a written notice of its intent to make a price change (a "Price Change Notice") at [***] days prior to the effective date of such price change. Vericel will then inform Orsini of the new price at [***] days prior to the effective date of such price change. The new price will be effective for all orders placed by Orsini as of the effective date of such price change. Vericel list prices do not include applicable sales taxes. Vericel acknowledges and agrees that it will notify the applicable pricing agencies of any price changes in a timely manner.

Contracted Cases. For cases with complete Case Materials under Section 1.1 of the Agreement involving a Payor with whom Orsini has an agreement covering the Product, Orsini shall purchase the product on the terms described above.

Letter of Agreement Cases. For cases with complete Case Materials under Section 1.1 of the Agreement involving a Payor, who at the time of Vericel’s invoice to Orsini, purchases Product from Orsini through an existing Letter of Agreement (“LOA Cases”), Orsini shall notify Vericel [***] of determining a LOA Case and Orsini shall move forward with the case. In the event the amount reimbursed by the Payor to Orsini for the Product is [***].

Pending Letter of Agreement Cases. For cases with complete Case Materials under Section 1.1 of the Agreement, involving a Payor that, who at the time of Vericel’s invoice to Orsini, requires a Letter of Agreement (LOA) with Orsini but for which a LOA has yet to be executed, the Parties agree that Orsini shall move forward with the case [***]. Upon execution of the LOA, the Parties agree that the cases shall become LOA Cases and, in the event the amount reimbursed by the Payor to Orsini for the Product is [***].

Non Letter of Agreement Cases. For cases with complete Case Materials under Section 1.1 of the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agreement that a Payor will not or has not provided Product under a LOA, Orsini shall accept the case [***], for such case. Orsini agrees that Vericel, through its contractor, [***], may follow-up with the Payor to secure payment on Orsini’s behalf for a period of [***]. Orsini agrees that it shall cooperate with [***] for such Non LOA Cases, including, but not limited to, [***]. In the event the amount reimbursed by the Payor to Orsini for the Product is [***]. In the event the reimbursed amount for the Product to Orsini is [***].

Discounts/Credits.   Orsini shall submit to Vericel, on a monthly basis, a list of LOA Cases that require a discount, and Non Letter Agreement Cases that require a discount or a credit and the amount of discount owed to Orsini or the credit owed to Vericel.

The Parties agree that such discounts are price concessions not designed to induce Orsini to utilize or recommend the utilization of Vericel Products.  To the extent such rebates are “discounts” within the meaning of 42 U.S.C. Section 1320a-7B(b)(3)(A), regulations issued thereunder, and/or similar state laws, Orsini shall properly disclose and otherwise comply with applicable law.

Unanticipated Payment Denial. For Cases in which, despite Orsini using commercially reasonable efforts consistent with industry standards, a Payer denies payment for a Product purchased by Orsini, based on incorrect information provided by Vericel or Vericel’s contractor within the Case Materials submitted to Orsini, which Orsini could not independently confirm, Vericel shall reimburse Orsini an amount equal to Orsini’s purchase price.

Non-Conforming Product. Vericel will reimburse Orsini for all Products which are delivered not in conformity with Section 5.1 of the Agreement within [***] days of notification by Orsini.

Cancellations. In the event that a Orsini Customer cancels surgery or a Product order after Vericel has begun the cell culturing process for such Product for reasons unrelated to the payment or coverage of the Product or in the event a patient or surgeon does not show up on the date of surgery for implantation of the Product, Orsini and Vericel shall notify the other Party thereof, and, if Orsini has paid Vericel for such Product, Vericel shall reimburse Orsini in an amount equal to the amount paid by Orsini for such Product, within [***] days of the cancellation or no-show. If Orsini has not yet paid for the product, the order will be canceled at no charge to Orsini.

Data Service Fee. Consistent with Section 1.5 of the Agreement, in consideration of Orsini providing requested data and information, Vericel shall pay Orsini a service fee of $[***] per month. The Parties agree that such service fee represents fair market value for the bona fide services.